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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 18, 2004


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 1-12123

               PENNSYLVANIA                                    25-1199382
     (State or other jurisdiction of                        (I.R.S. Employer
      incorporation or organization)                       Identification No.)

     1 JLG DRIVE, MCCONNELLSBURG, PA                           17233-9533
 (Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number, including area code:
                                 (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.

         On February 18, 2004, JLG Industries, Inc. (the "Company") issued a press release announcing that it would restate its audited financial statements for the fiscal year ended July 31, 2003 and may restate its unaudited financial statements for the first quarter ended October 31, 2003 to correct the premature recognition of revenues from one transaction, originally recorded in July 2003. The restatement will result in a reduction of revenue and profit in the fourth quarter of fiscal 2003 and an equal or greater increase in revenue and profit recognized over the first three quarters of fiscal 2004. Ernst & Young LLP, the Company's independent auditors, has advised the Company's management and the Company's Audit Committee that the improper accounting of this transaction reflects a material weakness in internal controls.

         The Company has commenced an internal review to determine the circumstances of this transaction, to rule out or identify any similar transactions within the current year and preceding three years and evaluate and recommend appropriate remedial action. The Company's outside counsel, Covington & Burling, is assisting in the review together with PricewaterhouseCoopers LLP, which serves as the Company's internal auditors. Pending completion of the review, the Company is delaying announcing earnings for its second fiscal quarter ended January 31, 2004.

         In addition, the Company announced guidance for its expected second fiscal quarter revenue growth and earnings per share, and the second fiscal quarter sales resulting from its acquisition of the OmniQuip business unit of Textron Inc.

         For additional information, please refer to the Company's February 18, 2004 press release, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

                99.1 Press release of JLG Industries, Inc. dated February 18, 2004.

Item 12.  Results of Operations and Financial Conditions.

         A copy of the press release issued by the Company on February 18, 2004 announcing that the Company will restate its audited financial statements for the fiscal year ended July 31, 2003 and may restate its unaudited financial statements for the first quarter ended October 31, 2003 is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

         The information in Item 12 of this Form 8-K is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Act of 1934, except to the extent the Company specifically incorporates the information by reference.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  JLG INDUSTRIES, INC.
                                                  (Registrant)



Date: February 18, 2004                           /s/ James H. Woodward, Jr.
                                                  -----------------------------
                                                  James H. Woodward, Jr.
                                                  Executive Vice President and
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
   99.1          Press release of JLG Industries, Inc. dated February 18, 2004.






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